UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2014

VWR FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 386-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As disclosed in our Quarterly Report on Form 10-Q for the period ended March 31, 2014 (the “2014 First Quarter Form 10-Q”), management of VWR Funding, Inc. (the “Company,” “we” or “our”) changed its basis for reporting segment information.
Prior to January 1, 2014, we reported financial results on the basis of three reportable segments: Americas, Europe and Science Education. Effective January 1, 2014, we changed our reportable segments to align with our new basis of managing the business. Science Education no longer qualifies as a reportable segment because it has been fully integrated into our U.S. Lab and Distribution Services business. In addition, we realigned our operations throughout Asia Pacific under European leadership. We now report financial results on the basis of two reportable segments: (1) North, Central and South America (collectively, the “Americas”); and (2) Europe, Middle East, Africa and Asia Pacific (collectively, “EMEA-APAC”).
In accordance with accounting principles generally accepted in the United States, these changes in our reporting must be applied retrospectively. We are issuing this Current Report on Form 8-K (the “Form 8-K”) to update our historical segment financial information on a basis that is consistent with the new reporting structure. The change in reportable segments did not change our consolidated balance sheets or our consolidated statements of operations, comprehensive income or loss, stockholders’ equity or cash flows for any period.
We have updated and included as exhibits the following information that appeared in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Form 10-K”), which is incorporated herein by reference:

Information from the 2013 Form 10-K	Exhibit No.
Item 1. Business	99.1
Item 1A. Risk Factors	99.2
Item 2. Properties	99.3
Item 6. Selected Financial Data	99.4
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations	99.5
Item 8. Financial Statements and Supplementary Data	99.6
Interactive Data in Extensible Business Reporting Language (“XBRL”)	101
The information included in and with this Form 8-K is presented for informational purposes only in connection with the reporting changes described above. This Form 8-K does not reflect events occurring after March 3, 2014, the date on which we filed the 2013 Form 10-K, and does not modify or update the disclosures included in the 2013 Form 10-K in any way, other than as required to reflect the change in reportable segments as described above and as set forth in the exhibits attached hereto. You should therefore read this information in conjunction with the 2013 Form 10-K and in conjunction with the 2014 First Quarter Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Item 1. Business
99.2	Item 1A. Risk Factors
99.3	Item 2. Properties
99.4	Item 6. Selected Financial Data
99.5	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.6	Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR FUNDING, INC.

Date: May 14, 2014	By:	/s/ Douglas J. Pitts
		Name:	Douglas J. Pitts
		Title:	Vice President and Corporate Controller (Chief Accounting Officer and Duly Authorized Officer)

EXHIBIT LIST

Exhibit No.	Description
99.1	Item 1. Business
99.2	Item 1A. Risk Factors
99.3	Item 2. Properties
99.4	Item 6. Selected Financial Data
99.5	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.6	Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document